UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                    Date of Report: November 17, 2000
                    (Date of Earliest Event Reported)


                      Commission File No.

              CAPITAL PARTNERS II, LTD. LIQUIDATING TRUST
         (Exact name of registrant as specified in its charter)


                                   Texas
       (State or other jurisdiction of incorporation or organization)


                                 000000000
                   (I.R.S. Employer Identification No.)


                      5646 Milton Street, Suite 900
                          Dallas, Texas 75206
             (Address of principal executive offices)(Zip Code)


                              (214) 378-9340
            (Registrant's telephone number, including area code)


               Registrant is Successor in Interest to
                Renaissance Capital Partners II, Ltd.
       (Former name or former address, if changed since last report)

Item 5. Other Events.

  On November 17, 2000, Renaissance Capital Partners II, Ltd. (the "Partnership") took the following actions:

     (i) The Partnership withdrew its election to be regulated as a business development company under the Investment Company Act of 1940, pursuant to the vote of a majority of limited partners at a Special Meeting of Limited Partners held on November 17, 2000 and

     (ii) The Liquidation Trustee of the Partnership entered into the First Amended and Restated Trust Agreement of Capital Partners II, Ltd. Liquidating Trust (the "Liquidating Trust Agreement"), creating the Capital Partners II, Ltd. Liquidating Trust (the "Liquidating Trust") to provide for the orderly liquidation of the Partnership's principal assets, which consist of 7,202,408 shares of common stock and warrants and options to purchase an additional 703,500 shares of common stock of Tutogen Medical, Inc. (collectively, the "Tutogen Securities"). At the same time, the Partnership transferred the Tutogen Securities to the Liquidating Trust. The beneficial owners of the Liquidating Trust are all of the persons who were limited partners of the Partnership at the time of the transfer.

   The Liquidating Trust Agreement appears as Exhibit 3.1 to this Report.

   Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934 (the "Act"), beneficial interests in the Liquidating Trust are deemed to be registered under the Act.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibit Index

         Exhibit Number                       Description

              3.1 First Amended and Restated Trust Agreement of Capital Partners II, Ltd. Liquidating Trust filed herewith.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               Capital Partners II, Ltd. Liquidating Trust



                               By: /s/ Thomas W. Pauken
                                   Thomas W. Pauken
                                   Liquidating Trustee

EXHIBIT 3.1



                  FIRST AMENDED AND RESTATED TRUST AGREEMENT

                  CAPITAL PARTNERS II, LTD. LIQUIDATING TRUST


  THIS FIRST AMENDED AND RESTATED TRUST AGREEMENT ("Agreement") is made the 17th day of November, 2000, by THOMAS W. PAUKEN, the Liquidating Trustee of the liquidating trust ("Liquidating Trustee") pursuant to the authority of the Liquidating Trustee in Section 13.1 of the Capital Partners II, Ltd. Liquidating Trust Agreement.
                                 RECITALS:
  A. Settlor adopted an amended and restated agreement of limited partnership effective September 30, 1991.
  B. The parties desire to liquidate Settlor through the use of a liquidating trust and desire to create an irrevocable trust for the benefit of partners of Settlor during the liquidating phase (collectively, "Trust Beneficiaries" or "Beneficiaries");
  C. This Agreement is executed to establish a trust, which is to be known as "CAPITAL PARTNERS II, LTD. LIQUIDATING TRUST" ("Liquidating Trust") in accordance with Treas. Reg. Section 301.7701-4(a) and (d), the sole purpose of which is to liquidate Settlor and not to engage in the conduct of an active trade or business;
  D. The corpus of the Liquidating Trust and all income earned thereon remaining after the satisfaction of all trust expenses and liabilities shall be used solely for the purpose of liquidating Settlor, including settling Settlor creditors and such other matters as arise during the liquidation and distributing remaining funds to Beneficiaries;
  E. The parties to this Agreement desire that the Liquidating Trust created pursuant to this Agreement qualify as a Liquidating Trust in accordance with Treas. Regs. Section 301.7701-4(d) and that the Liquidating Trust be taxed as a grantor trust under and in accordance with the relevant provisions of the Internal Revenue Code of 1986 ("Code") and the Treasury Regulations pertaining thereto.
  NOW, THEREFORE, in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions of this Agreement, the Settlor, Liquidating Trustee and Supervising Trustees have executed this Agreement for the sole benefit of the Trust Beneficiaries and no other party as follows:
                                    ARTICLE 1
                   GRANT, ACCEPTANCE, NAME AND DEFINITIONS
  1.1  Grant.
  (i) The Settlor hereby grants, assigns, transfers, conveys, delivers, delegates and sets over unto the Liquidating Trustee the Trust Estate in trust for the benefit of the Trust Beneficiaries and subject to the terms and provisions set out below. For tax purposes, this transfer will be treated as a deemed transfer to the Trust Beneficiaries followed by a deemed transfer by the Trust Beneficiaries to the Trust, in accordance with Revenue Procedure 94-45, 1994-2 C.B. 684. Further, the Liquidating Trust is designated as the representative of Settlor and the Liquidating Trust is duly authorized to take or prosecute any and all actions for the benefit of Settlor's partners. To the extent that any law, regulation or contractual provision prohibits the transfer of ownership of any of the Trust Estate from the Settlor to the Liquidating Trust or the Liquidating Trustee, or if for any reason the Settlor retains or receive at any point any property that is included in or intended under this Agreement to be included in the definition of Trust Estate, then the Settlor is hereby deemed to hold such property (and any proceeds or products thereof) in trust for the Trust Beneficiaries of the Liquidating Trust and shall promptly notify the Liquidating Trustee of the existence of such property and shall promptly take such actions with respect to such property as the Liquidating Trustee shall direct in writing.
  (ii) This transfer will be treated for tax purposes as a deemed transfer to the Trust Beneficiaries followed by a deemed transfer by the holders of the claims to the Trust, in accordance with Revenue Procedure 94-45, 1994-2 C.B.
684. The taxation of the initial transfer from the Beneficiaries to the Trust will be guided by provisions of Internal Revenue Code Sections 61(a)(12), 483, 1001, 1012 and 1274.
  (iii) The Liquidating Trustee hereby accepts the Trust Estate and the Trust created hereunder, subject to the terms and provisions set out below on behalf of and for the benefit of the Trust Beneficiaries.
  1.2 Name. The trust created pursuant to the terms hereof shall be known as the CAPITAL PARTNERS II, LTD. LIQUIDATING TRUST and shall be referred to herein as the "Liquidating Trust."
  1.3 Certain Terms Defined. For all purposes of this Agreement, the capitalized terms used herein shall have the following meanings:
 (a) "Agreement" shall mean this Liquidating Trust Agreement as originally executed or as it may from time to time be amended pursuant to the terms hereof;
 (b) "Board of Trustees" shall mean the Liquidating Trustee and the Supervising Trustees.
  (c) "Liquidating Trust" shall have the meaning specified in Section 1.2;
  (d) "Liquidating Trustee" shall mean THOMAS W. PAUKEN the Liquidating Trustee appointed to administer this Trust, and all successor Liquidating Trustees.
  (e) "Supervising Trustees" shall mean KEN REIMER and ROBERT FARONE.
  (f) "Litigation Reserve" shall mean the costs, including without limitation, attorneys' fees and expenses of prosecuting causes of action. Any balance remaining in the account at the time of the final distribution shall be distributed to the Beneficiaries.
  (g) "Trust Beneficiaries" or "Beneficiaries" shall mean the partners of
Settlor.
  (h) "Trustee's Certificate" shall mean the certificate identifying the initial corpus of the Trust.
  (i) "Trust Estate" shall mean all of the Settlor's right, title and interest in and to: (i) 7,202,408 shares of common stock, par value $0.01 per share, of Tutogen Medical, Inc., a Florida corporation, warrants and options to purchase an additional 703,500 shares of the common stock of Tutogen Medical, Inc., all of the cash and other securities held by the Partnership prior to the date hereof and all other property held from time to time by the Liquidating Trustee under this Agreement; (ii) the products and proceeds of all of the foregoing whether through sale, disposition, judgment or decree in connection therewith; and (iii) interest or other earnings on any of the foregoing. The Trust Estate shall not include any assets paid out, distributed or disposed of by the Liquidating Trustee in accordance with this Agreement after the date of any such payment, distribution or disposition.
                                   ARTICLE 2
                             NATURE OF TRANSFER
  2.1 Purpose of Liquidating Trust. The Liquidating Trust is created solely to facilitate liquidation of Settlor. The purposes of the Liquidating Trust are to manage, conserve and protect the value of the Trust Estate for the benefit of the Beneficiaries, including, but not limited to: (i) collecting and liquidating the Trust Estate; (ii) pursuing those claims and causes of actions vested in the Trust Estate; and (iii) distributing to the Beneficiaries all proceeds from the liquidation of the Trust Estate. Under no circumstances shall the Liquidating Trustee have any power to engage in any trade or business or any other activity, except as specifically provided herein or otherwise reasonably necessary and advisable for the orderly liquidation and distribution of the Trust Estate. The Liquidating Trustee will make continuing efforts to dispose of the Trust Estate, make timely distributions, and not unduly prolong the duration of the Liquidating Trust.
  2.2 Grantor Trust. The Liquidating Trust created by this Agreement is intended: (i) to be a trust governed and construed in all respects as a Liquidating Trust pursuant to Section 301.7701-4(d) of the United States Treasury Regulations and as a grantor trust in favor of the Beneficiaries pursuant to Section 1.671-4(a) thereof; and (ii) to comply with the requirements of a Liquidating Trust, which is a grantor trust, as set forth in Revenue Procedure 94-45, 1994-2 C.B. 684.
  2.3 Liabilities of the Settlor. The Liquidating Trustee, solely for and on behalf of the Liquidating Trust, shall utilize all or such part of the Trust Estate as may be necessary to, and shall pay any and all claims.
                               ARTICLE 3
                            BENEFICIARIES
  3.1  Rights of Beneficiaries.   Each Beneficiary shall be entitled to
participate in the rights and benefits due to a Beneficiary hereunder. The interest of each Beneficiary in the Liquidating Trust is declared to be and shall be in all respects personal property of such Beneficiary and upon the death of an individual Beneficiary, his or her interest shall pass to his or her legal representative and such death shall not terminate the Liquidating Trust or otherwise affect the validity of this Agreement. Each Beneficiary shall have the rights with respect to the Trust Estate as are provided by this Agreement. No widower, widow, heir, or devisee of any individual who may be a Beneficiary shall have any right of homestead, inheritance, or of partition, or any other right, statutory or otherwise, in any property whatever forming a part of the Trust Estate, but the whole title to all the Trust Estate shall be vested in the Liquidating Trustee. The sole interest of each Beneficiary shall be the rights and benefits given to such person under this Agreement.
  3.2  Transfer of Interests of Beneficiaries.   The interests of the
Beneficiaries shall be deemed "securities" as defined in Section 8.102 of the Texas Uniform Commercial Code and shall be governed as such. No interest of a Beneficiary may be transferred either by the Beneficiary in person or by a duly authorized agent or attorney, or by the properly appointed legal representative of the Beneficiary, except as otherwise permitted by the
Liquidating Trustee is his sole discretion, or by this Agreement.   In the
event of the transfer of the interest of any Beneficiary, as permitted by this Agreement, the transferee shall take and hold such interest subject to the terms and provisions of this Agreement and shall give written notice of such transfer to the Liquidating Trustee. The Liquidating Trust shall not be required to issue certificates or other instruments representing or evidencing the interests of a Beneficiary in the Liquidating Trust, but nothing contained herein shall prohibit it from doing so. The Liquidating Trustee shall not be liable to any transferee of an interest of a Beneficiary for any distributions provided for hereunder unless such transfer is valid under the order confirming same, and until the Liquidating Trustee receives written notice of such transfer together with appropriate assignment and transfer documents signed by the Beneficiary.
  3.3 Beneficiary Information. The Liquidating Trustee may rely upon information relating to each Beneficiary as it appears in records of the Settlor on the date of this Agreement. A Beneficiary may provide address or other information to the Liquidating Trust by notifying the Trust in writing.
  Upon receipt by the Liquidating Trustee of appropriate assignment or transfer documents signed by a Beneficiary or his or her duly appointed representative, the Liquidating Trustee shall record such assignment or transfer on the books and records of the Liquidating Trust and shall treat such transferee as a Beneficiary for all purposes hereunder in accordance with such assignment or transfer from and after the date the Liquidating Trust receives such notice. Thereafter, the Liquidating Trust shall have no further liability or obligation to the transferor Beneficiary unless provided otherwise in the assignment or transfer documents.
                               ARTICLE 4
                       DURATION OF TRUST ESTATE
  4.1 Duration. The Liquidating Trust shall remain in existence and continue in full force and effect until all of the following shall have occurred: (i) the Trust Estate has been reduced to cash or the Liquidating Trustee has determined that it is impractical or not in the best interest of the Beneficiaries of the Liquidating Trust to reduce Liquidating Trust property to cash; and (ii) all costs, expenses and obligations incurred in administering the Liquidating Trust have been paid. If the foregoing events have not occurred by two years after formation of the Liquidation Trust, then two years after the formation of the Liquidation Trust shall be fixed as the termination date of the Liquidating Trust.
                                  ARTICLE 5
                      ADMINISTRATION OF TRUST ESTATE
  5.1 Sale of Trust Estate. The Liquidating Trustee may, at such times and in such manner as he may deem appropriate, transfer, assign, or otherwise dispose of all or any part of the Trust Estate.
  5.2 Payment of Interest to Beneficiaries. The Liquidating Trustee shall hold the Trust Estate without provision for, or the payment of interest to any Beneficiary.
  5.3 Payment of Claims, Expenses and Liabilities and the Reserve Amounts. The Liquidating Trustee shall pay from the Trust Estate all claims, expenses, charges, liabilities, and obligations of the Trust Estate, whether civil or otherwise, and all liabilities and obligations which the Liquidating Trustee, on behalf of the Liquidating Trust, has specifically assumed and agreed to pay pursuant to paragraph 2.3 of this Agreement, together with such transferee liabilities which the Liquidating Trust may be obligated to pay as transferee of the Trust Estate, including without limitation, interest, taxes, assessments, and public charges of every kind and nature, and the costs, charges, and expenses connected with or arising out of the execution or administration of this Liquidating Trust, and such other payments and disbursements as are provided in this Agreement or which may be determined to be a proper charge against the Trust Estate by the Liquidating Trustee or by any court of competent jurisdiction. In addition, the Liquidating Trustee may make provision out of the Trust Estate for the Litigation Reserve to pay present or future claims, expenses and liabilities of the Trust, whether fixed or contingent, known or unknown.
  The Liquidating Trust is not permitted to receive or retain cash or cash equivalents in excess of a reasonable amount to meet claims and contingent liabilities (including disputed claims) or to maintain the value of the assets during liquidation.
  5.4 Federal Income Tax Information. As soon as practicable after the close of each calendar year, but in no event later than March 15th following the close of the calendar year, the Liquidating Trustee shall mail to each Beneficiary of record during such year, a statement showing information sufficient for each Beneficiary to determine its share of income, deductions and credits for federal income tax purposes in accordance with Sections 1.671-4(a) and 1.671-4(b)(3) of the United States Treasury Regulations.
  5.5 Required Filing. The Liquidating Trustee shall prepare and file with appropriate state and federal agencies and authorities, all such documents, forms, reports and returns (including, but not limited to, state and federal income tax returns) as the Liquidating Trustee shall, with the advice and assistance of professionals engaged by the Liquidating Trustee, including but not limited to legal counsel and accountants, deem necessary, required or appropriate in connection with the creation, existence, operation or termination of the Liquidating Trust. The Liquidating Trustee shall file returns for the Liquidating Trust as a grantor trust pursuant to Sections 1.671-4(a) and 1.671-4(b)(3)(ii) of the United States Treasury Regulations.
  5.6 Tax Attributes and Tax Characteristics of the Trust. The Beneficiaries of the Liquidating Trust shall be treated as its grantors and deemed owners. The Liquidating Trustee shall file tax returns for the Liquidating Trust as a grantor trust pursuant to Section 1.671-4(a), or (b) as appropriate, of the United States Treasury Regulations. Accordingly, all earnings of the Liquidating Trust, including earnings retained in reserve accounts, if any, will be allocated to the Beneficiaries on an annual basis and the Beneficiaries shall be responsible to report and pay the taxes due on its proportionate share of the Liquidating Trust income whether or not amounts are actually distributed by the Liquidating Trustee to the Beneficiaries to pay the taxes. The value of the assets transferred into the Liquidating Trust shall be the fair market value of such assets at the time of such transfer. The assets transferred to the Trust shall be valued consistently by all parties including, but not limited to the Settlor and all Beneficiaries, and these valuations will be used for federal income tax purposes.
  5.7 Revenue Ruling Requests. The Liquidating Trustee on behalf of Beneficiaries may, but is not required to, file a ruling request (in accordance with the procedures set forth in Revenue Procedure 94-45, 1994-2 C.B. 684) with the Internal Revenue Service to have the Liquidating Trust classified as a Liquidating Trust as described in Treas. Reg. Section 301.7701-4(d). If the ruling request is approved, the Liquidating Trust will qualify for tax treatment as a grantor trust in accordance with the relevant provisions of Subpart E of Part I of Subchapter J of the Code.
                                 ARTICLE 6
            DISTRIBUTIONS TO BENEFICIARIES AND RELATED MATTERS
  6.1 Annual Distributions . The Liquidating Trustee may distribute to the Beneficiaries, at such times as it deems appropriate (but at least at the end of two years after formation of the Trust), the net income accrued on the Trust Estate through the date of such distribution plus all of the net proceeds from the disposition of the assets, after setting aside appropriate amounts for the Litigation Reserve and other expenses incurred by the Liquidating Trust. Notwithstanding any of the foregoing, the Liquidating Trustee shall distribute any proceeds from the sale of assets or income from investments in accordance with Revenue Procedure 82-58, 1982-2 C.B. 847 (as modified and amplified by subsequent Revenue Procedures).
  6.2 Unclaimed Distribution. If a Beneficiary fails to negotiate a check issued to such holder within six (6) months of the date such check was issued, then the amount of cash attributable to such check shall be deemed to be an unclaimed distribution in respect of such claim and the payee of such check shall be deemed to have no further claim in respect of such check.
Thereafter, all right, title, and interest therein shall vest in the Liquidating Trust, which shall distribute such unclaimed distribution among the Beneficiaries.
  6.3 Inaccurate Address. If a distribution of cash made pursuant to this Trust to any Beneficiary is returned to the Liquidating Trustee due to an incorrect or incomplete address for the Beneficiary, then the Liquidating Trustee shall use reasonable efforts to obtain an accurate address for such Beneficiary. If, after one year from the initial mailing by the Liquidating Trustee, such reasonable efforts have not produced an accurate address for such Beneficiary, then the cash to be distributed to such Beneficiary shall be deemed to be an unclaimed distribution with respect of such claim and such Beneficiary shall be deemed to have no further claim in respect of such distribution and shall not participate in any further distributions under the Trust unless and until the Beneficiary provides accurate address information to the Liquidating Trust.
  6.4  Tax Withholding.   The Liquidating Trust may withhold from any
distribution any amount that it determines must be withheld under applicable law for taxes payable by the person or entity entitled to the distribution.
  6.5 De Minimis Amount. In the event that a distribution on account of an allowed unsecured claim is less than $50.00, the Liquidating Trust need not make such de minimis distribution, but may accumulate such distributions and make a distribution to the claimant on a distribution date when the amount exceeds $50.00. If the amount of the final distribution is less than $50.00, then the Liquidating Trustee shall make the distribution at that time.
                                ARTICLE 7
           POWERS OF AND LIMITATIONS ON THE LIQUIDATING TRUSTEE
  7.1 Limitations on Liquidating Trustee. The Liquidating Trustee shall not do any act or undertake any activity unless he determines, in good faith, that such act or activity is desirable, necessary or appropriate for the management, conservation and protection of the Trust Estate. The investment powers of the Liquidating Trustee are limited to the powers to invest temporarily cash portions of the Trust Estate in demand and time deposits in banks or savings institutions, or temporary investments such as short-term certificates of deposit or Treasury bills or money market funds. The Liquidating Trustee shall be restricted to the holding, liquidation and collection of the Trust Estate and the payment and distribution thereof for the purposes set forth in this Agreement and to the conservation and protection of the Trust Estate and administration thereof in accordance with the provisions of this Agreement.
  7.2  Specific Powers of Liquidating Trustee.   Subject to the limitations of
paragraphs 2.1 and 7.1, the Liquidating Trustee shall have the following specific powers in addition to any powers granted by applicable law or conferred upon him by any other provision of this Agreement, or a trust created in accordance with Treas. Reg. Section 301.7701-4(d) or granted him by the Board of Trustees; provided, however, that enumeration of the following powers shall not be considered in any way to limit or control the power of the Liquidating Trustee to act as specifically authorized by any other provisions of this Agreement or to act in such manner as the Liquidating Trustee may deem necessary or appropriate to discharge all obligations of or assumed by the Liquidating Trust or provided herein and to conserve and protect the Trust Estate or to confer on the Beneficiaries the benefits intended to be conferred upon them by this Agreement:
   (a) to determine the terms on which the Trust Estate or portions thereof should be sold or disposed of;
   (b) to collect and receive any and all money and other property of whatsoever kind or nature due to or owing or belonging to the Liquidating Trust and to give full discharge acquittance therefor;
   (c) pending sale or other disposition or distribution, to retain any and all of the Trust Estate regardless of whether any portion thereof is, or may become, unproductive or a wasting asset. The Liquidating Trustee shall not be under any duty to reinvest such part of the Trust Estate as may be in cash, or as may be converted into cash; nor shall the Liquidating Trustee be chargeable with interest thereon except to the extent that interest may be paid to the Liquidating Trust on such cash amounts;
   (d) to retain and set aside such funds out of the Trust Estate as the Liquidating Trustee shall deem necessary or expedient to pay or provide for the payment of: (i) unpaid claims, liabilities, debts or obligations of the Liquidating Trust; and (ii) the Litigation Reserve;
   (e) to do and perform any acts or things necessary or appropriate for the management, conservation and protection of the Trust Estate, including acts or things necessary or appropriate to maintain assets held by the Liquidating Trustee pending sale or other disposition thereof or distribution thereof to the Beneficiaries, and in connection therewith, to employ such agents, and to confer upon them such authority as the Liquidating Trustee may deem expedient, and to pay fees and expenses therefor, including borrowing monies necessary to allow for the exercise of any warrants on stock and in that event borrow only to the extent necessary to exercise the warrants;
   (f) to cause any investment of the Trust Estate to be registered and held in the name of the Liquidating Trustee or in the names of a nominee or nominees, or in the names of a nominee or nominees of another entity, without increase or decrease of liability with respect thereto;
   (g) to prepare, file, assert, commence and prosecute, or continue to prosecute any and all litigation causes of action;
   (h) to take such other action, in the name of the Liquidating Trust if required, as the Liquidating Trustee may deem necessary or desirable to prosecute causes of action forming a part of the Trust Estate;
   (i) to perform any act authorized, permitted, or required of the Settlor or Liquidating Trust to prosecute any causes of action relating to or forming a part of the Trust Estate whether in the nature of an approval, consent, demand, or notice thereunder or otherwise;
   (j) to settle or compromise causes of action forming a part of the Trust Estate in the manner deemed appropriate by the Liquidating Trustee;
   (k) to take all actions for and on behalf of the Settlor, including but not limited to, the preparation, execution and filing of documents, as the Liquidating Trustee shall deem necessary, desirable or appropriate to complete, conclude and finalize any filing, reporting or other obligations which the Liquidating Trust may have to any state or federal governmental authority, including but not limited to, the Internal Revenue Service;
   (l) to enter into such consulting or employment arrangements or otherwise retain such accountants, agents, attorneys, consultants, staff or independent contractors as the Liquidating Trustee shall deem necessary, desirable and appropriate to enable the Liquidating Trust to accomplish the purposes enumerated in this Agreement;
   (m)  to make the distributions provided for in Liquidating Trust;
   (n) the Liquidating Trustee shall have entire control and management of the Trust Estate. The Liquidating Trustee may also sell any property comprising the Trust Estate on such terms and at such times and on such conditions as he may think best, and he may execute, acknowledge and record any and all instruments necessary or convenient for the purposes of this Liquidating Trust. He may make any and all such contracts and do any and all such things as he thinks are necessary, desirable or convenient for the maintenance, management and operation of the Liquidating Trust and Trust Estate and is authorized to pay any expenses necessary to the conduct and operation of this Liquidating Trust out of the Trust Estate.
  7.3 Board of Trustees. The Board of Trustees shall consist of three persons, including the Liquidating Trustee and the two Supervising Trustees. Decisions of the Board of Trustees shall be decided by majority vote.
                                ARTICLE 8
                   CONCERNING THE LIQUIDATING TRUSTEE
   8.1 Generally. The Liquidating Trustee accepts and undertakes to discharge the trust created by this Agreement upon the terms and conditions hereof. In performing his duties, the Liquidating Trustee may rely on information reasonably believed by him to be accurate and reliable.
   8.2 Reliance by Liquidating Trustee. Except as otherwise provided in paragraph 8.1:
   (a) the Liquidating Trustee may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, or other paper or document believed by him to be genuine and to have been signed or presented by the proper party or parties; and
   (b) the Liquidating Trustee may consult with and retain legal counsel and other professionals to be selected by him, and the Liquidating Trustee shall not be liable for any actions taken or suffered by him in accordance with the advice of such counsel, and may also consult with accountants and former consultants or advisors of the Settlor, the Committee, present and former officers, directors and consultants of the Settlor's affiliates or subsidiaries. The fees of such legal counsel and other professionals for the Liquidating Trustee shall be paid from the Trust Estate.
   8.3 Indemnification. The partnership agreement of Settlor provides that, to the extent permitted by law, the Partnership will indemnify the General Partners and their directors, officers, employees, and agents (and persons serving on behalf of the Partnership in similar capacities with other entities) against liabilities, costs, and expenses (including legal fees and expenses and amounts paid in settlement) incurred by the General Partner or any such person in connection with litigation, or threatened litigation, if the General Partner or such person was successful on the merits in defending such action or acted in good faith and in a manner it reasonably believed to be in or, in certain circumstances, not opposed to the best interests of the Partnership, and the General Partners' or such other person's conduct did not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of such person's office, and with respect to the Company or any Affiliate of the Company was not guilty of the foregoing, negligence or misconduct with respect to such act or omission. These same indemnification provisions are provided to Thomas W. Pauken as Liquidation Trustee of the Partnership. These indemnification provisions also apply to derivative actions that are instituted on behalf of the Partnership, but in those cases, indemnification is limited to reasonable expenses actually incurred. Subject to certain conditions, the Partnership shall advance funds to persons to whom indemnification may be available pursuant to the Partnership Agreement prior to the final disposition of any such proceeding. Any indemnification under these provisions will be limited to the assets of the Partnership and will be allowed only to the extent permitted by applicable law. The Partnership is authorized to purchase insurance against liabilities asserted against and expenses incurred by such persons in connection with the Partnership's activities, pursuant to the Partnership Agreement. These indemnification provisions continue to the in effect for all prior actions or omissions of the General Partners. Effective October 1, 1998, Thomas W. Pauken, as Liquidation Trustee, is entitled to the identical indemnification provisions that were set forth for the Independent General Partner in the aforesaid Partnership Agreement

   The Liquidating Trustee may contract in such a manner that the Liquidating Trustee is exempt from personal liability and that liability is limited to the Trust Estate. The foregoing notwithstanding, the Liquidating Trustee shall be personally liable to the Trust, Beneficiaries or third parties for bad faith, breach of fiduciary duty, dishonesty, recklessness, gross negligence, fraud, or other similar acts. This indemnification obligation also includes costs and expenses, including attorneys' fees and expenses, incurred to enforce this indemnity provision.
   8.4 Bond. No bond is required of Liquidating Trustee or the Supervising Trustees.
                                ARTICLE 9
               PERSONS DEALING WITH THE LIQUIDATING TRUSTEE
   9.1 Liquidating Trustee Not Personally Liable. Persons dealing with the Liquidating Trustee shall look only to the Trust Estate to satisfy any liability incurred by the Liquidating Trustee to such person in carrying out the terms of this Liquidating Trust, and the Liquidating Trustee shall have no personal or individual obligation to satisfy any such liability
   9.2 Authority of Liquidating Trustee. Any person dealing with the Liquidating Trustee shall be fully protected in relying upon the Liquidating Trustee's certificate signed by the Liquidating Trustee that such Liquidating Trustee has authority to take any action under this Agreement.
                                 ARTICLE 10
                                COMPENSATION
   10.1 Compensation of Liquidating Trustee. The Liquidating Trustee shall be compensated on the same terms as the compensation received or earned by the Liquidating Trustee from Settlor, as managing general partner. In particular, the Liquidating Trustee shall be entitled to stock options or other compensation for holding the position of a director of any company in which the Trust or Settlor holds an interest.
   10.2 Compensation of Liquidation Trustee Following Two Year Duration of Trust. The compensation of the Liquidation Trustee shall cease after two years from formation of the Trust, except that Liquidation Trustee may accept a fee based upon the contingent outcome of any pending litigation at that time.
                                 ARTICLE 11
            LIQUIDATING TRUSTEE AND SUCCESSOR LIQUIDATING TRUSTEE
   11.1 Resignation and Removal. The Liquidating Trustee may: (i) resign and be discharged from the Liquidating Trust hereby created; or (ii) be removed by the Board of Trustees; provided, however, that the Liquidating Trustee can
only be removed for good cause shown.   In the event of a resignation or
removal, the Liquidating Trustee shall continue to perform his duties hereunder until such a time as a successor is appointed unless he is capable of doing so.
   11.2  Appointment of Successor.   Should the Liquidating Trustee resign or
be removed, or die or become incapable of action, a vacancy shall be deemed to exist. In the event of such a vacancy, the Board of Trustees shall select a successor by consent. In the event the Board of Trustees are not able to, or choose not to select a successor, then upon motion to the district court by any party in interest, the district court shall select a successor. The compensation, if any, of the successor Liquidating Trustee shall be as stated in the instrument evidencing such successor Liquidating Trustee's appointment.
   11.3 Acceptance of Appointment by Successor Liquidating Trustee. Each successor Liquidating Trustee appointed hereunder shall execute an instrument accepting such appointment. Thereupon, such successor Liquidating Trustee shall, without any further act, become vested with all the estates, properties, rights, powers, trust, and duties of his or its predecessor in the Liquidating Trust hereunder with like effect as if originally named therein; but the prior Liquidating Trustee shall nevertheless, when requested in writing by the successor Liquidating Trustee, execute and deliver any instrument or instruments conveying and transferring to such successor Liquidating Trustee upon the Liquidating Trust herein expressed, all the estates, properties, rights, powers, and trusts of such prior Liquidating Trustee, and shall duly assign, transfer, and deliver to such successor Liquidating Trustee all property and money held by him hereunder. Notwithstanding the appointment of a successor Liquidating Trustee, the prior Liquidating Trustee shall, without limitation, continue to be entitled to indemnity as provided in this Agreement.
                                  ARTICLE 12
                        CONCERNING THE BENEFICIARIES
   12.1 Limitation on Suits by Beneficiaries. No Beneficiaries shall have any right by virtue of any provision of this Agreement to institute any action or proceeding at law or in equity against any party upon or under or with respect to the Trust Estate.
   12.2 Requirement of Undertaking. The Liquidating Trustee may request any court to require, and any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Liquidating Trustee for any action taken or omitted by the Liquidating Trustee, that the filing party in such suit file with the court an undertaking under which the filing party agrees to pay the Liquidating Trust's costs of such suit, including, but not limited to reasonable attorneys' fees and expenses. Before requiring an undertaking, the court may consider the merit and good faith of the claims or defenses made by such filing litigant.
   12.3 Beneficiary Consent. Wherever "beneficiary consent" is required under this Agreement, such consent shall be deemed to have been met when a majority in number and two-thirds in dollar amount of the Beneficiaries who vote, vote in favor of the relief requested. For voting purposes, each Beneficiary shall have one vote notwithstanding the number of claims he may have and the dollar amount attributable to such Beneficiary shall be the dollar amount of the Beneficiary's interest in the Trust Estate as of the date of the vote.
                                 ARTICLE 13
                                 AMENDMENTS
   13.1 Amendments. The Liquidating Trustee may make and execute such declarations amending this Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or amendments hereto; provided, however, that no such amendment shall permit the Liquidating Trustee to engage in any activity prohibited by paragraph 7.1 hereof or to affect the Beneficiaries' rights to receive their share of any distributions under this Agreement.
   13.2 Notice and Effect of Amendment. Promptly after the execution by the Liquidating Trustee of any declaration of amendment permitted by and pursuant to paragraph 13. 1 hereof, the Liquidating Trustee shall give notice of the substance of such amendment to the Beneficiaries. Upon the execution of any such declaration of amendment by the Liquidating Trustee, this Agreement shall be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities of the Liquidating Trustee and the Beneficiaries under this Agreement shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modification and amendment.
                                ARTICLE 14
                        MISCELLANEOUS PROVISIONS
   14.1 Further Assurances. The Settlor and Liquidating Trustee shall promptly execute and deliver such further instruments and do such further acts as may be necessary or proper to more effectively transfer to the Liquidating Trustee any portion of the Trust Estate intended to be conveyed pursuant to this Agreement and to otherwise carry out the intentions of this Agreement.
   14.2 Filing Documents. This Agreement shall be filed or recorded in such offices as the Liquidating Trustee may determine to be necessary or desirable. A copy of this Agreement and all amendments shall be available at the Liquidating Trustee's office during regular business hours for inspection by any Beneficiary or his duly authorized representative. The Liquidating Trustee shall file or record any amendment of this Agreement in the same places where the original Agreement is filed or recorded. The Liquidating Trustee shall file or record any instrument which relates to any change of address of the office of the Liquidating Trustee in the same places where the original Agreement is filed or recorded.
   14.3  Intention of Parties to Establish Trust.   This Agreement is not
intended to create and shall not be interpreted as creating an association, partnership, or joint venture of any kind.
   14.4 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Texas, without giving effect to the principles of conflicts of law.
   14.5 Severability. In the event any provision of this Agreement or the application thereof to any person or circumstances shall be finally determined by a court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.
   14.6 No Assignment. Except as otherwise provided herein, the obligations, duties or rights of the Liquidating Trustee under this Agreement shall not be assignable, voluntarily, involuntarily or by operation of law, and any such attempted assignment shall be void.
   14.7 Calendar Year. The Liquidating Trust will utilize the calendar year for tax and financial accounting purposes.
   14.8 Effectiveness. This Agreement shall become effective on the Effective Date.
   14.9 Notices. Any notice or other communication hereunder shall be deemed to have been sufficiently given, for all purposes, three days after deposit, postage prepaid, in the U.S. Mail and addressed to a Beneficiary at his address as shown in the records of the Liquidating Trustee, and addressed to the Liquidating Trustee at: 5646 Milton, Suite 900, Dallas, Texas 75206, except that notice of change of address shall be effective only upon receipt thereof.
   14.10 Consent to Jurisdiction. Each of the parties hereto, and each Beneficiary by its acceptance of the benefits of the Liquidating Trust created hereunder: (i) consents and submits to the jurisdiction of the State of Texas in Dallas County, Texas, for all purposes concerning this Agreement, including, without limitation, any action or proceeding instituted for the enforcement of any right, remedy, obligation or liability arising under or by reason of this Agreement; and (ii) consents and submits to venue in Dallas, Texas.
   14.11 Waiver of Jury Trial. ANY AND ALL RIGHT TO TRIAL BY JURY IS HEREBY WAIVED, AND THERE SHALL BE NO RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
   14.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be signed and acknowledged as of the day set forth in the opening paragraph hereof.

                                      SETTLOR

                                      Thomas W. Pauken, Liquidating Trustee of
                                      RENAISSANCE CAPITAL PARTNERS II, LTD.


                                      By:     /s/ Thomas W. Pauken
                                      Name:   Thomas W. Pauken
                                      Title:  Liquidating Trustee


                                      LIQUIDATING TRUSTEE


                                        /s/ Thomas W. Pauken
                                      Thomas W. Pauken, Liquidating Trustee


                                      SUPERVISING TRUSTEES


                                          /s/ Ken Reimer
                                      Ken Reimer


                                          /s/ Robert Farone
                                      Robert Farone


                               ACKNOWLEDGMENTS

STATE OF TEXAS                S
                              S
COUNTY OF DALLAS              S

       Subscribed to and sworn before me on this 17th day of November, 2000 by Thomas W. Pauken, as Liquidating Trustee of RENAISSANCE CAPITAL PARTNERS II, LTD., a Texas limited partnership.



      [seal]                        By:      /s/ Mary E. Clerkin
                                    Name: Mary E. Clerkin
                                    Title: Notary Public, State of Texas



STATE OF TEXAS                S
                              S
COUNTY OF DALLAS              S

       Subscribed to and sworn before me on this 17th day of November, 2000 by THOMAS W. PAUKEN, as Liquidating Trustee of the CAPITAL PARTNERS II, LTD, LIQUIDATING TRUST.

      [seal]                        By:      /s/ Mary E. Clerkin
                                    Name: Mary E. Clerkin
                                    Title: Notary Public, State of Texas